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                                                                  Draft 4/28/97
                        Prudential Municipal Series Fund
                                (Florida Series)
                               (Maryland Series)
                             (Massachusetts Series)
                               (Michigan Series)
                              (New Jersey Series)
                               (New York Series)
                            (North Carolina Series)
                                 (Ohio Series)
                             (Pennsylvania Series)
                        Supplement dated April 30, 1997
                      Prospectuses dated November 1, 1996
How the Fund Invests--Investment Objective and Policies
    High Yield Municipal Obligations. Commencing on May 15, 1997, each of the above-named Series of Prudential Municipal Series Fund (the Fund) will be permitted to invest up to 30% of its total assets in obligations rated below Baa by Moody's Investors Service (Moody's) and below BBB by Standard & Poor's Ratings Group (S&P) or a comparable rating of another NRSRO or, if non-rated, of comparable quality, in the opinion of the Fund's investment adviser, based on its credit analysis. Securities rated Baa by Moodys' are described by Moody's as being investment grade but are also characterized as having speculative characteristics. Securities rated below Baa by Moody's and below BBB by S&P are considered speculative. See 'Description of Security Ratings' attached. Such lower-rated high yield securities are commonly referred to as 'junk bonds.' Such securities generally offer a higher current yield than those in the higher rating categories, but may also involve greater price volatility and risk of loss of principal and income. The investment adviser will attempt to manage risk and enhance yield through credit analysis and careful security selection. See 'Risk Factors Relating to Investing in High Yield Municipal Obligations' below. Investors should carefully consider the relative risks associated with investments in securities which carry lower ratings and in comparable non-rated securities. As a general matter, bond prices and the Series' net asset value will vary inversely with interest rate fluctuations.
    Risk Factors Relating to Investing in High Yield Municipal Obligations. Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated or unrated (i.e., high yield) securities, commonly known as 'junk bonds,' are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Series. Under circumstances where the Series owns the majority of an issue, such market and credit risks may be greater. Investors should carefully consider the relative risks of investing in high yield municipal obligations and understand that such securities are not generally meant for short-term investing.
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    Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Series may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If the Series experiences unexpected net redemptions, it may be forced to sell its higher quality securities, resulting in a decline in the overall credit quality of the Series' portfolio and increasing the exposure of the Series to the risks of high yield securities.

                        DESCRIPTION OF SECURITY RATINGS

MOODY'S INVESTORS SERVICE
Bond Ratings
    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
    Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
    Bonds rated within the Aa, A, Baa, Ba and B categories which Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.
    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
    C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
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Short-Term Ratings
    Moody's ratings for tax-exempt notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.
    MIG 1: Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.
    MIG 2: Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group.
    MIG 3: Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the strength of the preceding grades.
    MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded and required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.
Short-Term Debt Ratings
    Moody's Short-Term Debt Ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year.
    Prime-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.
    Prime-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
    Prime-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.
    Not Prime: Issuers rated Not Prime do not fall within any of the Prime rating categories.
STANDARD & POOR'S RATINGS GROUP
Bond Ratings
    AAA: Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
    AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
    A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
    BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
    BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC, or C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of
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speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
    D: Debt rated D is in payment default. The rating is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.
Commercial Paper Ratings
    An S&P Commercial Paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.
    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
    A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.
Municipal Notes
    A municipal note rating reflects the liquidity concerns and market access risks unique to municipal notes. Municipal notes due in three years or less will likely receive a municipal note rating, while notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are rated
SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal and interest. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest. New York Series
How the Fund is Managed--Manager
    The current portfolio manager of the Series is Christian Smith, a Vice President of Prudential Investments. Mr. Smith has responsibility for the day-to-day management of the portfolio. He has managed the portfolio since March 1996 and has been employed by PIC in various capacities since 1988.
MF970C-6